SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
May 26, 2008
Dean Foods Company

(Exact name of registrant as specified in charter)

Delaware	1-12755	75-2559681

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)
2515 McKinney Avenue, Suite 1200
Dallas, TX 75201

(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (214) 303-3400
Not Applicable.

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 29, 2008, Dean Foods Company (the “Company”) announced that Alan J. Bernon resigned from the Company’s Board of Directors effective May 26, 2008. The press release announcing Mr. Bernon’s resignation is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

99.1	Dean Foods Company press release dated May 29, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2008	DEAN FOODS COMPANY
	By:	/s/ Steven J. Kemps
Steven J. Kemps
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Dean Foods Company press release dated May 29, 2008.